UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 2017

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 1-13146

Oregon	001-13146	93-0816972
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR 97035

(Address of principal executive offices) (Zip Code)

(503) 684-7000

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01	Regulation FD Disclosure

MUL Transaction

On June 1, 2017, The Greenbrier Companies, Inc. (“Greenbrier”) issued the press release attached as Exhibit 99.1 announcing the completion of agreements with Mitsubishi UFJ Lease & Finance Company Limited (“MUL”) and its affiliates consistent with the parties’ Memorandum of Understanding announced in April. MUL intends to grow its portfolio from 5,000 railcars to a total of 25,000 railcars over the next four years. As part of these growth plans, MUL has entered a multi-year purchase commitment for 6,000 newly-manufactured railcars from Greenbrier, with deliveries commencing during the fourth calendar quarter of 2017 and continuing through 2020. Further, MUL will obtain all its newly-manufactured railcars exclusively from Greenbrier through 2023. In addition to the new equipment ordered, over the next several years, MUL will supplement its portfolio growth through a combination of lease syndications and used equipment originated and owned by Greenbrier. The combined value of these transactions exceeds $1 billion.

The parties have also formed MUL Greenbrier Management Services, LLC, a new railcar management services entity owned 50% by each company that will solely manage all railcars in the MUL fleet. Greenbrier will receive continuing fee income related to the ongoing railcar asset management services provided for the MUL fleet.

The sales and purchases of railcars and the provision of services described above are subject to usual and customary terms and conditions.

Astra Rail

On June 1, 2017, Greenbrier issued the attached press release as Exhibit 99.2 announcing completion of the previously announced merger with Astra Holding GmbH to form Greenbrier-Astra Rail. The combination creates Europe’s largest end-to-end freight railcar manufacturing, engineering and repair business. Greenbrier controls Greenbrier-Astra Rail with an equity interest equal to approximately 75%.

The information under this Item 7.01, including the Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing. The information furnished pursuant to Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits:

99.1 Press Release dated June 1, 2017 of The Greenbrier Companies, Inc. announcing the MUL transactions

99.2 Press Release dated June 1, 2017 of The Greenbrier Companies, Inc. announcing the merger with Astra Holding GmbH to form Greenbrier-Astra Rail

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date: June 1, 2017	By:	/s/ Martin R. Baker
Martin R. Baker
Senior Vice President, General Counsel and
Chief Compliance Officer